UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 17, 2003


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



Illinois                                                                                           36-3873352
---------------------------------------------------------                        ---------------------------------------------------
     (State or other Jurisdiction of Incorporation)                                     (I.R.S. Employer Identification No.)



                                                        727 North Bank Lane
                                                    Lake Forest, Illinois 60045
                                       -------------------------------------------------------
                                              (Address of Principal Executive Offices)


                                                         (847) 615-4096
                              ---------------------------------------------------------------------
                                      (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

On April 17, 2003, Wintrust Financial Corporation (the "Company") announced earnings for the first quarter of 2003. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibit

Exhibit 99.1 - 1st Quarter 2003 Earnings Release dated April 17, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 10 of Exhibit 99.1.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date:  April 17, 2003                       /s/ David L. Stoehr
                                            ------------------------------------
                                            Executive Vice President &
                                            Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
-------

  99.1          Press release dated April 17, 2003.


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